                                 SECURITIES AND EXCHANGE COMMISSION
                                       Washington, D.C. 20549

                                              FORM 8-K

                                           CURRENT REPORT

                                  Pursuant to Section 13 or 15(d)
                               of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2004

                                      Frontier Airlines, Inc.
                       (Exact name of registrant as specified in its charter)

        Colorado                             0-24126                    84-1256945
(State of Incorporation)            (Commission File Number)         (I.R.S. Employer
                                                                   Identification No.)

        7001 Tower Road, Denver, Colorado                   80249
    (Address of principal executive offices)              (Zip Code)

   (720) 374-4200
 (Registrant's telephone number)

Item 7.  Financial Statements and Exhibits.

99.1     Press Release dated January 29, 2004, entitled "Frontier Airlines Reports Fiscal
         Third Quarter 2004 Results".

Item 12.  Results of Operations and Financial Condition.

         On January 29, 2004,  Frontier  Airlines,  Inc. issued a press release  announcing its financial  results for its third fiscal  quarter  ending  December 30,  2003.
         The press  release  dated  January 29, 2004  entitled "Frontier Airlines Reports
         Fiscal Third Quarter 2004 Results" is attached hereto as Exhibit 99.1.

                                           SIGNATURE

         Pursuant to the  requirements  of the  Securities  Exchange Act of 1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     FRONTIER AIRLINES, INC.

Date: January 29, 2004                               By: /s/  Jeff S. Potter
                                                     Its:  President and CEO

                                                     By: /s/  Paul H. Tate
                                                     Its:  CFO